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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 1999


                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
            DELAWARE                         0-11674                        94-2712976
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 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1551 MCCARTHY BOULEVARD
                           ---------------------------
                           MILPITAS, CALIFORNIA 95035

          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.        OTHER EVENTS.

        The information that is set forth in the Registrant's Press Release dated March 9, 1999 is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits.

                      99.1 Text of Press Release dated March 9, 1999.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LSI LOGIC CORPORATION
                              a Delaware corporation


Dated: March 12, 1999         By:   /s/ David E. Sanders
                                  ------------------------------------------
                                     David E. Sanders
                                     Vice President, General Counsel &
                                     Secretary



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                                  EXHIBIT INDEX



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
Exhibit Number        Description
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
        99.1          Text of Press Release dated March 9, 1999.

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